Registration No. 333- 87619
           ====================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  _____________

                                 AMENDMENT NO. 1
                                       TO
                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                  ____________

                               FORD MOTOR COMPANY
             (Exact name of registrant as specified in its charter)

          Delaware                                       38-0549190
 (State or other jurisdiction of            (I.R.S. Employer Identification No.)
incorporation or organization)

        One American Road
        Dearborn, Michigan                                 48126
(Address of principal executive offices)                 (Zip Code)

                                   ___________

                            BENEFIT EQUALIZATION PLAN
                            (Full title of the Plan)
                                   ___________

                              J. M. RINTAMAKI, Esq.
                               Ford Motor Company
                                 P. O. Box 1899
                                The American Road
                            Dearborn, Michigan 48126
                                 (313) 323-2260
 (Name, address and telephone number, including area code, of agent for service)
                                   ___________

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                                      -2-

                  FORD MOTOR COMPANY BENEFIT EQUALIZATION PLAN
                             ______________________

            INCORPORATION OF CONTENTS OF PRIOR REGISTRATION STATEMENT

     The contents of Registration Statement No. 333-02735 are incorporated herein by reference.
                             ______________________

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3. Incorporation of Documents by Reference.

     The  following  documents  filed or to be filed  with  the  Securities  and
Exchange   Commission  are  incorporated  by  reference  in  this   Registration
Statement:

          (a) The latest annual report of Ford Motor Company ("Ford") filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "1934 Act") which contains, either directly or indirectly by incorporation by reference, certified financial statements for Ford's latest fiscal year for which such statements have been filed.

          (b) All other reports filed pursuant to Section 13(a) or 15(d) of the 1934 Act since the end of the fiscal year covered by the annual report referred to in paragraph (a) above.

          (c) The description of Ford's Common Stock contained in registration statement no. 333-38352 filed by Ford under the Securities Act of 1933 (the "1933 Act").

     All documents subsequently filed by Ford pursuant to Sections 13(a), 13(c), 14 and 15(d) of the 1934 Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing such documents.

Item 8. Exhibits.


Exhibit 4.A    -    Ford  Motor  Company  Benefit  Equalization  Plan.  Filed as
                    Exhibit  4.1  to Registration Statement 333-02735 and
                    incorporated herein by reference.

Exhibit 4.B    -    Copy of Description of Amendments to Benefit Equalization
                    Plan,  adopted  January 11, 1996 and  January 26,  1996.
                    Filed as Exhibit  10-H-1 to Ford Motor  Company's Annual
                    Report on Form 10-K for the year ended  December 31, 1995
                    and incorporated herein by reference.
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                                      -3-

Exhibit 5.A*   -    Opinion of Kathryn S.  Lamping,  an Assistant  Secretary
                    and Counsel of Ford Motor Company,   with  respect  to  the
                    legality of the securities being registered hereunder. Filed with this Registration Statement.

Exhibit 5.B*   -    Opinion  of J.  Gordon  Christy,  Counsel of Ford Motor
                    Company, with respect to compliance requirements of the Employee Retirement Income Security Act of 1974. Filed with this Registration Statement.

Exhibit 15     -    Letter from Independent  Certified Public Accountants
                    regarding unaudited interim financial information. Filed with this Registration Statement.

Exhibit 23     -    Consent of Independent Certified Public Accountants.  Filed
                    with  this Registration Statement.

Exhibit 24.A   -    Powers of Attorney authorizing signature.  Filed as Exhibit
                    24.A to Registration Statement No. 333-37396 and Exhibit
                    24.B to Registration Statement No. 333-40258 and incorporated herein by reference.

Exhibit 24.B   -    Certified resolutions of Board of Directors authorizing
                    signature pursuant to a power of attorney.  Filed as Exhibit
                    24.B to Registration Statement No. 333-37396 and
                    incorporated herein by reference.
_________________________________
*Previously filed as an Exhibit with this Registration Statement on September 23, 1999.

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                                       -4-

     The Registrant. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dearborn, State of Michigan, on this 2nd day of August, 2000.


                                     FORD MOTOR COMPANY

                                     By:  Jacques A. Nasser*
                                          -------------------------------------
                                         (Jacques A. Nasser)
                                          Chief Executive Officer and President


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed by the following persons in the capacities and on the date indicated.



         Signature                                     Title                                   Date
         ---------                                     -----                                   ----
                                                Director and President and
                                                Chief Executive Officer
    Jacques A. Nasser*                          (principal executive officer)
-----------------------------
   (Jacques A. Nasser)
                                                Director, Chairman of the Board and
                                                Chairman of the Environmental and
                                                Public Policy Committee, the Finance
                                                Committee and the Nominating
  William Clay Ford, Jr.*                       and Governance Committee
-----------------------------                                                             August 2, 2000
 (William Clay Ford, Jr.)



   John R. H. Bond                              Director
-----------------------------
  (John R. H. Bond)


                                                Director and Chairman of the
    Michael D. Dingman*                         Compensation Committee
-----------------------------
   (Michael D. Dingman)



     Edsel B. Ford II*                          Director
-----------------------------
    (Edsel B. Ford II)


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                                       -5-


         Signature                                     Title                                   Date
         ---------                                     -----                                   ----


     William Clay Ford*                         Director
-----------------------------
    (William Clay Ford)


                                                Director and Chairman of
  Irvine O. Hockaday, Jr.*                      the Audit Committee
-----------------------------
 (Irvine O. Hockaday, Jr.)



     Marie-Josee Kravis*                        Director
-----------------------------
    (Marie-Josee Kravis)



      Ellen R. Marram*                          Director
-----------------------------
     (Ellen R. Marram)



     Homer A. Neal*                             Director                                  August 2, 2000
-----------------------------
    (Homer A. Neal)



   Jorma J. Ollila*                             Director
-----------------------------
  (Jorma H. Ollila)



   Carl E. Reichardt*                           Director
-----------------------------
  (Carl E. Reichardt)



     Robert E. Rubin*                           Director
-----------------------------
    (Robert E. Rubin)



     John L. Thornton*                          Director
-----------------------------
     (John L. Thornton)

                                                Group Vice President and
                                                Chief Financial Officer
      Henry D.G. Wallace*                       (principal financial officer)
-----------------------------
     (Henry D.G. Wallace)



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                                      -6-

         Signature                                     Title                                   Date
         ---------                                     -----                                   ----

                                                Vice President and Controller
   William A. Swift*                            (principal accounting officer)
-----------------------------
 (William A. Swift)



*By:/s/K. S. Lamping
-----------------------------
    (K. S. Lamping,
     Attorney-in-Fact)

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                                      -7-


                                                   EXHIBIT INDEX
                                                                                     Sequential Page
                                                                                     at Which Found
                                                                                    (or Incorporated
                                                                                     by Reference)
                                                                                     ---------------
Exhibit 4.A    -      Ford Motor Company Benefit Equalization Plan.  Filed as
                      Exhibit 4.1 to Registration Statement 333-02735 and
                      incorporated herein  by reference.

Exhibit 4.B    -      Copy of Description of Amendments to Benefit Equalization
                      Plan, adopted January 11, 1996 and January 26, 1996.
                      Filed as Exhibit 10-H-1 to Ford Motor Company's Annual
                      Report on Form 10-K for the year ended December 31, 1995
                      and incorporated herein by reference.

Exhibit 5.A*   -      Opinion of Kathryn S. Lamping, an Assistant Secretary and
                      Counsel of Ford Motor Company, with respect to the
                      legality of the securities being registered hereunder.
                      Filed with this Registration Statement.

Exhibit 5.B*   -      Opinion of J. Gordon Christy, Counsel of Ford Motor Company,
                      with respect to compliance requirements of the Employee
                      Retirement Income Security Act of 1974.  Filed with this
                      Registration Statement.

Exhibit 15     -      Letter from Independent Certified Public Accountants
                      regarding unaudited interim financial information.  Filed
                      with this Registration Statement.

Exhibit 23     -      Consent of Independent Certified Public Accountants.  Filed
                      with this Registration Statement.

Exhibit 24.A   -      Powers of Attorney authorizing signature. Filed as Exhibit
                      24.A to Registration Statement No. 333-37396 and Exhibit
                      24.B to Registration Statement No. 333-40258 and incorporated herein by reference.

Exhibit 24.B   -      Certified resolutions of Board of Directors authorizing
                      signature pursuant to a power of attorney. Filed as Exhibit
                      24.B to Registration

                                      -8-

                      Statement No. 333-37396 and incorporated  herein by reference.

_________________________________
*Previously filed as an Exhibit with this Registration Statement on September 23, 1999.